--------------------------------------------------------------------------------


                                  John Hancock

                                    New York
                                      TAX-FREE INCOME
                                                 FUND


------
ANNUAL
REPORT
------

8.31.01



                        Sign up for electronic delivery at
                        www.jhancock.com/funds/edelivery



[LOGO]    John Hancock
       ------------------
       JOHN HANCOCK FUNDS

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[A photo of Maureen R. Ford, Chairman and Chief Executive Officer, flush left next to first paragraph.]
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Table of contents
---------------------
Your fund at a glance
page 1
---------------------
Manager's report
page 2
---------------------
A look at performance
page 6
---------------------
Growth of $10,000
page 7
---------------------
Fund's investments
page 8
---------------------
Financial statements
page 13
---------------------
For your information
page 29
---------------------

Dear Fellow Shareholders,

The U.S. stock market has had a very difficult time so far in 2001, as the economy has slowed to a near standstill and the parade of corporate earnings disappointments has continued. The Federal Reserve aggressively began to attack the economic slowdown with interest-rate cuts totaling three percentage points between January and the end of August.

The Standard & Poor's 500 Index, a leading benchmark of large-cap stocks, lost 13.40% year-to-date through August. Bonds have outperformed stocks overall, producing mostly positive results, as they were the beneficiaries of the rate cuts and investors' search for safety. As we entered September, the stock market remained in turmoil, as investors were trying to get a clearer sense of the timetable for economic and corporate recovery.

Then on September 11, 2001, a terrorist attack of unspeakable horror was launched on the United States. We send our condolences to the victims' families and friends.

Apart from the immediate impact of devastating human loss, the events have understandably raised concerns about the broader repercussions on our country's economy and financial markets. We have great confidence in the United States economy, its financial systems and, above all, its people. Throughout history, they have withstood a range of challenges - from the Great Depression, to wars, natural disasters and global financial turmoil - and have emerged stronger thereafter. We encourage shareholders to keep this longer-term perspective, difficult as it may seem, when making investment decisions in the coming days.

Today, we are seeing the full resources of industry and the U.S. government working to bolster and sustain our systems. Although we expect market volatility in the near term, what remains certain is that the U.S. economic and financial systems are working and resilient. "The American economy is open for business," said Deputy Treasury Secretary Ken Dam the day after the attack. We never had any doubts.

Sincerely,

/s/Maureen R. Ford
------------------
Maureen R. Ford,
Chairman and Chief Executive Officer

-----------
YOUR FUND
AT A GLANCE
-----------

The Fund seeks a high level of current income, exempt from federal, New York State and New York City personal income taxes, consistent with preservation of capital.

Over the last twelve months

[ ] An anemic economy, interest-rate cuts, negative returns on stocks and strong demand fueled a muni-bond rally.

[ ] The Fund's focus on high-quality bonds helped in the first half. The addition of higher-yielding bonds boosted performance later.

[ ] The Fund's interest-rate sensitivity helped it benefit from falling interest rates.

--------------------------------------------------------------------------------
[Bar chart with heading "John Hancock New York Tax-Free Income Fund". Under the heading is a note that reads "Fund performance for the year ended August 31, 2001." The chart is scaled in increments of 4% with 0% at the bottom and 12% at the top. The first bar represents the 11.54% total return for Class A. The second bar represents the 10.76% total return for Class B. The third bar represents the 10.77% total return for Class C. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested."]
--------------------------------------------------------------------------------

Top 10 holdings

4.1% Puerto Rico Aqueduct and Sewer Auth., 07-01-11, 8.930% 4.0% New York City Municipal Water Fin. Auth., 06-15-33, 5.500% 3.4% New York State Dormitory Authority, 05-15-19, 5.500%
3.3% Port Auth. of New York and New Jersey, 10-01-19, 6.750% 2.7% Islip Community Development Agency, 03-01-26, 7.500%
2.7% Triborough Bridge & Tunnel Authority, 01-01-21, 6.125% 2.4% New York City Industrial Devt. Agency, 07-01-27, 6.000% 2.3% Virgin Islands Public Finance Authority, 10-01-18, 5.875% 2.0% Puerto Rico Public Building Authority, 07-01-12, 6.250% 1.9% Westchester County Healthcare Corp., 11-01-30, 6.000%

As a percentage of net assets on August 31, 2001.

BY FRANK A. LUCIBELLA, CFA, BARRY H. EVANS, CFA, AND DIANNE SALES, CFA, PORTFOLIO MANAGERS

John Hancock
New York Tax-Free
Income Fund

---------
MANAGER'S
REPORT
---------

A message to our shareholders: In the aftermath of the tragedy of September 11, 2001, our profound sympathies go out to all those affected. Although this report covers the Fund's activities through its fiscal year end on August 31, 2001, we've addressed the impact of this tragedy in our closing remarks.

Weak economic conditions, falling interest rates, stock market losses and favorable supply and demand conditions boosted New York municipal bonds to one of their strongest showings in years during the 12-month period ended August 31, 2001. Municipal bonds began their ascent in the early months of the period, based on expectations that the Federal Reserve Board would stop raising interest rates as it had during the first half of 2000. With the economy and stock market showing signs of cooling off, few investors worried that the Fed would need to raise interest rates further to hold the lid on inflation. Bond investors dislike inflation because it eats away at the value of their fixed-income payments. By the year's end, economic indicators were flashing a cautionary signal and the stock market stumbled, raising hopes that the Fed would lower interest rates in early 2001 to stimulate growth.

"Weak economic conditions, falling interest rates, stock market losses and favorable supply and demand conditions boosted New York municipal bonds..."

The Fed acted early in 2001, cutting short-term interest rates by one-half a percentage point in the first week of January. That, plus six subsequent interest-rate cuts stretching from February through August, provided the fuel for an impressive municipal bond rally, as bond yields fell and their prices, which move in the opposite direction of their yields, rose.

Furthermore, the supply of New York municipal bonds contracted this year as the state's inability to pass its budget on time

--------------------------------------------------------------------------------
[A photo of Team leader Frank Lucibella flush right next to first paragraph.]
--------------------------------------------------------------------------------

constrained it and other state-related agencies from issuing new bonds. Demand, meanwhile, was particularly strong, as investors sought shelter from the declining stock market by increasingly shifting assets to the fixed-income markets. Furthermore, tax-free municipal yields were relatively attractive.

FUND PERFORMANCE REVIEW

For the 12 months ended August 31, 2001, John Hancock New York Tax-Free Income Fund's Class A, Class B and Class C shares posted total returns of 11.54%, 10.76% and 10.77%, respectively, at net asset value. By comparison, the average New York municipal bond fund returned 10.29%, according to Lipper, Inc.1 Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. Please see pages six and seven for longer-term performance information.

CREDIT QUALITY CHOICES HELP

The Fund's outperformance relative to its peers was due in part to choices we made among bonds of various credit quality. Early on, the Fund was helped by its emphasis on high-quality bonds, which are very interest-rate sensitive and performed well when rates were falling quickly. But in our report to shareholders six months ago, we mentioned that we were able to snatch up some real bargains among high-yielding, lower-quality bonds this past spring. Our view was that their prices were too low, reflecting unnecessarily negative sentiment about the future of high-yield bonds and that much of the bad news was already behind them. So we bought some of the more liquid - easily traded - names, anticipating that they would gain ground on their higher-quality counterparts once investors realized their inherent value. That's exactly what happened, and our higher yielding bonds were

"Throughout much of the period we kept the Fund's duration, a measure of its interest-rate sensitivity, somewhat longer..."

--------------------------------------------------------------------------------
[Table at top left-hand side of page entitled "Top five sectors." The first listing is Education 14%, the second is Health 11%, the third Combined 10%, the fourth Authority 10% and the fifth Industrial development 9%.]
--------------------------------------------------------------------------------

among the municipal market's best performers. They got an added boost from yield-hungry investors - particularly the institutional variety - who increasingly sought out higher yields in a declining interest-rate environment. Many of our holdings in the health-care sector were helped by this, as well as by improving financial trends.

Meanwhile, strong demand from stock-weary individual investors helped provide continual support for higher-quality bonds, which make up the overwhelming majority of our holdings. Even so, their impressive gains didn't keep pace with high-yield bonds.

--------------------------------------------------------------------------------
[Pie chart at bottom of page with heading "Portfolio diversification as a percentage of net assets on Aug. 31, 2001." The chart is divided into three sections (from top to left): General obligation bonds 5%, Revenue bonds 93% and Other 2%.]
--------------------------------------------------------------------------------

OTHER STRATEGIES

Throughout much of the period we kept the Fund's duration, a measure of its interest-rate sensitivity, somewhat longer, or slightly more rate-sensitive, than our peers because we anticipated that interest rates would fall. Doing so helped the Fund participate more fully in the rally that ensued this past year. More recently, however, we've moved our duration back to be more in line with our peers because we believe that a certain amount of potential interest-rate cuts are already factored into

--------------------------------------------------------------------------------
[Table at top of page entitled "SCORECARD". The header for the left column is "INVESTMENT" and the header for the right column is "RECENT PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is Zero coupon bonds followed by an up arrow with the phrase "Added rate sensitivity boosts prices." The second listing is New York City Municipal Water followed by an up arrow with the phrase "Bonds upgraded when refunded." The third listing is Nyack Hospital followed by a down arrow with the phrase "Nursing strike helps facilitate credit downgrade."]
--------------------------------------------------------------------------------

bond prices. Even if rates were to fall in line with current expectations, bond prices probably won't react as positively as they did earlier this year.

We also kept some holdings in bonds issued in Puerto Rico and the Virgin Islands, which we do on occasion when supply conditions are tight and New York bonds are expensive. As territories of the United States, Puerto Rico and the Virgin Islands' municipal bonds are free from taxes in all 50 states.

"strong demand from stock-weary individual investors helped provide continual support for higher-quality bonds, which make up the overwhelming majority of our holdings."

OUTLOOK

In the early days and weeks following the tragedy of September 11, 2001, we're continuing to assess the impact it will have on New York municipal bonds. It's obvious that the costs of the cleanup and rescue are likely to be sizable. But we're encouraged by the actions of Congress, which approved a $20-billion emergency spending bill just three days after the attack, freeing up funds to help the rescue and cleanup efforts in New York City, Washington, D.C. and Pennsylvania. We believe this is just the first in a series of aid packages designed to help strengthen New York City. Please be assured that we remain absolutely committed to maintaining our careful research and investment management, which has helped the Fund persevere through both ideal situations and challenging conditions.

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

1Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

-----------
A LOOK AT
PERFORMANCE
-----------

For the year ended August 31, 2001.

The index used for comparison is the Lehman Brothers Municipal Bond Index, an unmanaged index that includes approximately 8,000 bonds and is commonly used as a measure of bond performance.

It is not possible to invest directly in an index.

                            Class A         Class B       Class C       Index

Inception date              9-13-87         10-3-96        4-1-99         -
--------------------------------------------------------------------------------
Average annual returns with maximum sales charge (POP)
--------------------------------------------------------------------------------
One year                      6.50%           5.76%         8.66%      10.19%

Five years                    5.83%             -             -         7.01%

Ten years                     6.59%             -             -         7.22%

Since inception                 -             5.47%         4.64%         -

--------------------------------------------------------------------------------
Cumulative total returns with maximum sales charge (POP)
--------------------------------------------------------------------------------
One year                      6.50%           5.76%         8.66%      10.19%

Five years                   32.74%             -             -        40.35%

Ten years                    89.31%             -             -       100.84%

Since inception                 -            29.88%        11.59%         -

--------------------------------------------------------------------------------
SEC 30-day yield as of August 31, 2001
--------------------------------------------------------------------------------
                              3.67%          3.14%          3.11%         -

Performance figures assume all distributions were reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 4.50% and Class C shares of 1%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Index figures do not reflect sales charges and would be lower if they did.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please note that a portion of the Fund's income may be subject to taxes, and some investors may be subject to the Alternative Minimum Tax (AMT). Also note that capital gains are taxable. The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future. See the prospectus for details.

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we've shown the same investment in the Lehman Brothers Municipal Bond Index.

---------
GROWTH OF
$10,000
---------

--------------------------------------------------------------------------------
Line chart with the heading "GROWTH OF $10,000." Within the chart are three lines. The first line represents the Index and is equal to $20,084 as of August 31, 2001. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock New York Tax-Free Income Fund Class A, before sales charge, and is equal to $19,827 as of August 31, 2001. The third line represents the value of the same hypothetical investment made in the John Hancock New York Tax-Free Income Fund Class A, after sales charge, and is equal to $18,938 as of August 31, 2001.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                 Class B           Class C1
--------------------------------------------------------------------------------
Inception date                                   10-3-96            4-1-99
Without sales charge                             $13,188           $11,276
With maximum sales charge                        $12,988           $11,163
Index                                            $13,841           $11,507

Assuming all distributions were reinvested for the period indicated, the chart above shows the value of a $10,000 investment in the Fund's Class B and Class C shares, respectively, as of August 31, 2001. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

1No contingent deferred sales charge applicable.

FINANCIAL STATEMENTS

-----------
FUND'S
INVESTMENTS
-----------

This schedule has one main category: tax-exempt long-term bonds. The tax-exempt long-term bonds are broken down by state or territory. Under each state or territory is a list of the securities owned by the Fund.

Securities owned by the Fund on August 31, 2001.


STATE, ISSUER, DESCRIPTION,                                          INTEREST      CREDIT          PAR VALUE
MATURITY DATE                                                        RATE          RATING*        (000S OMITTED)       VALUE

----------------------------------------------------------------------------------------------------------------------------
TAX-EXEMPT LONG-TERM BONDS  98.47%                                                                               $64,680,227
----------------------------------------------------------------------------------------------------------------------------
(Cost $59,563,613)
New York  87.59%                                                                                                 $57,535,548
Albany Parking Auth,
 Rev Ref Ser 2001A, 07-15-25                                         5.625%        BBB+           $750               778,695
Chautauqua TOB Asset Securitization Corp,
 TOB Settlement Rev Asset Backed Bonds, 07-01-40                     6.750         A+              1,000           1,101,480
Glen Cove Housing Auth,
 Rev Sr Living Facil The Mayfair Proj, 10-01-26                      8.250         BB+             1,000           1,080,010
Islip Community Development Agency,
 Community Dev Rev Ref NY Institute
 of Technology Proj, 03-01-26                                        7.500         AAA             1,500           1,793,640
Long Island Power Auth,
 Elec Sys Rev Cap Apprec, 06-01-27                                   Zero          AAA             1,000             272,720
Metropolitan Transportation Auth,
 Commuter Facil Rev 1987 Serv Contract
 Ser 3, 07-01-08                                                     7.375         A3              1,000           1,146,560
 Commuter Facil Rev 1992 Serv Contract
 Ser N, 07-01-09                                                     7.125         AA-             1,000           1,055,990
Monroe TOB Asset Securitization Corp,
 TOB Settlement Rev Asset Backed Bonds, 06-01-35                     6.375         A               1,000           1,083,640
New York City Housing Development Corp,
 Multi-Family Mtg Rev FHA Ins Mtg Ln 1993
 Ser A, 10-01-15                                                     6.550         AAA             1,000           1,044,100


See notes to
financial statements.

8



STATE, ISSUER, DESCRIPTION,                                          INTEREST      CREDIT          PAR VALUE
MATURITY DATE                                                        RATE          RATING*        (000S OMITTED)       VALUE

New York  (continued)
New York City Industrial Development Agency,
 Civic Facil Rev Polytechnic Univ Proj, 11-01-30                     6.125%        BBB-           $1,000          $1,053,470
 Rev Brooklyn Navy Yard Cogeneration Partners,
 10-01-28                                                            5.650         BBB-            1,000             998,570
 Rev Ref LaGuardia Assoc LP Proj, 11-01-28                           6.000         BB+               750             696,983
 Spec Facil Rev 1990 American Airlines, Inc.,
 Proj, 07-01-20                                                      5.400         BBB-            1,000             972,290
 Spec Airport Facil Rev Ser 2001A Airis JFK I LLC
 Proj, 07-01-27                                                      6.000         BBB-            1,500           1,549,965
New York City Municipal Water Finance Auth,
 Wtr & Swr Sys Rev Ser 1996A, 06-15-26                               5.375         AAA             1,000           1,023,110
 Wtr & Swr Sys Rev, 06-15-33                                         5.500         AA              2,500           2,623,275
 Wtr & Swr Rev Ref Ser 2000B, 06-15-33                               6.000         AA                460             534,170
 Wtr & Swr Sys Rev Ref Ser 2000B Preref, 06-15-33                    6.000         AA                740             873,244
 Wtr & Swr Sys Rev Ref Cap Apprec Ser 2001D,
 06-15-20                                                            Zero          AA              2,000             785,000
New York City Transitional Finance Auth,
 Rev Future Tax Sec Bond Ser B, 02-01-17                             5.500         AA+             1,000           1,084,120
 Rev Future Tax Sec Bond Ser B, 11-15-23                             4.750         AA+             1,000             965,070
 Rev Future Tax Sec Bond Ser B, 11-15-29                             6.000         AA+             1,000           1,106,150
 Rev Future Tax Sec Bond Ser C, 02-01-17                             5.375         AA+             1,000           1,071,230
New York Counties Tobacco Trust II,
 TOB Settlement Rev Pass Thru Bond, 06-01-43                         5.750         A               1,000           1,038,920
New York Local Government Assistance Corp,
 Rev Ref 1993 Ser C, 04-01-17                                        5.500         AA-             1,000           1,112,300
 Rev Ref Cap Apprec 1993 Ser C, 04-01-14                             Zero          AAA             1,100             634,568
New York State Dormitory Auth,
 Catholic Hlth Servs Rev Ser 2000A, 07-01-30                         6.000         BBB+            1,000           1,076,050
 City Univ Rev Iss Ser U Unref Bal, 07-01-08                         6.375         A3                210             220,288
 Concord Nursing Home Inc Rev, 07-01-29                              6.500         A1                500             556,595
 Genessee Valley Presbyterian Nursing Center FHA-Ins
  Mtg Rev Ser 1992B, 08-01-16                                        6.850         AA                225             232,772
 KMH Homes Inc FHA-Ins Mtg Rev Ser 1991, 08-01-31                    6.950         AA              1,170           1,197,600
 Lease Rev State Univ Dorm Facil Ser A, 07-01-30                     6.000         AA-             1,000           1,109,610
 Lenox Hill Hosp Oblig Group Rev, 07-01-30                           5.500         A3              1,000           1,033,740
 Miriam Osborn Mem Home Rev Ser B, 07-01-25                          6.875         A                 750             859,058
 Nyack Hosp Rev, 07-01-13                                            6.250         Ba3               500             437,950
 St. Luke's-Roosevelt Hospital Center Rev Ser 2000B, 08-15-40        Zero          AAA             3,000             278,820
 State Univ Ed Facil Rev Ser 1993A, 05-15-15                         5.250         AAA             1,000           1,097,550
 State Univ Ed Facil Rev Ser 1993A, 05-15-19                         5.500         AA-             2,000           2,208,540
 State Univ Ed Facil Rev Ser 2000B, 05-15-23                         5.375         AA-             1,000           1,042,510
 Univ of Rochester Rev Ser 1987 Unref Bal, 07-01-09                  6.500         A+                 20              20,065
 Univ of Rochester Ser 2000A, Step Coupon
  (6.05%, 07-01-10), 07-01-25                                        Zero          AAA             1,000             665,350
New York State Environmental Facil Corp,
 State Wtr Poll Control Rev Rites-PA 174, 06-15-11                   13.052#       AAA               500             751,250
 State Wtr Poll Control Revolving Fund Rev Ser 1991E
 Unref Bal, 06-15-10                                                 6.875         AAA                40              42,556


                                                                    See notes to
                                                           financial statements.

                                                                               9



STATE, ISSUER, DESCRIPTION,                                          INTEREST      CREDIT          PAR VALUE
MATURITY DATE                                                        RATE          RATING*        (000S OMITTED)       VALUE

New York  (continued)
New York State Housing Finance Agency,
 Ins Multi-Family Mtg Hsg 1992 Ser C, 08-15-14                       6.450%        AAA            $500              $516,700
 Ins Multi-Family Mtg Hsg 1994 Ser B, 08-15-14                       6.250         AAA             735               779,732
 Ins Multi-Family Mtg Hsg 1994 Ser C, 08-15-14                       6.450         Aa1           1,000             1,052,800
New York State Medical Care Facilities Finance Agency,
 Hosp & Nursing Home Ins Mtg Rev 1992 Ser B Preref,
 02-15-32                                                            6.950         AA              170               176,875
 Hosp & Nursing Home Ins Mtg Rev 1992 Ser B
 Unref Bal, 02-15-32                                                 6.950         AA              830               861,573
 Rev Mental Hlth 1994 Ser E Unref Bal, 08-15-19                      6.250         AAA              30                32,634
New York State Mortgage Agency,
 Homeowner Mtg Rev Ser 27, 04-01-15                                  6.900         Aa1             220               227,218
 Homeowner Mtg Rev Ser 57, 10-01-17                                  6.300         Aa1             500               536,690
 Homeowner Mtg Rev Ser 94, 10-01-30                                  5.900         Aa1             500               520,730
New York State Power Auth,
 Gen Purpose Ser W, 01-01-08                                         6.500         AAA             250               287,300
New York, City of,
 GO Fiscal 1991 Ser B, 06-01-07                                      8.250         A               200               247,992
 GO Fiscal 1991 Ser D Unref Bal, 08-01-04                            8.000         A                 5                 5,186
 GO Fiscal 1991 Ser F Preref, 11-15-03                               8.200         AAA             230               236,139
 GO Fiscal 1991 Ser F Unref Bal, 11-15-03                            8.200         A                20                20,526
 GO Fiscal 1992 Ser B Preref, 10-01-13                               7.000         A                10                10,637
 GO Fiscal 1992 Ser C Preref, 08-01-21                               7.500         A                20                21,216
 GO Fiscal 1992 Ser H Unref Bal, 02-01-22                            7.000         A                25                25,849
New York, State of,
 GO Environmental Quality Fiscal 1994, 12-01-14                      6.500         AA            1,000             1,136,770
Niagara County Industrial Development Agency,
 Solid Waste Disposal Rev Ref Ser 2001D, 11-15-24                    5.550         BBB             500               514,250
Port Auth of New York and New Jersey,
 Spec Proj KIAC Partners Proj Ser 4, 10-01-19                        6.750         BBB           2,000             2,132,440
Suffolk County Industrial Development Agency,
 Continuing Care Retirement Rev Peconic Landing
 Ser 2000A, 10-01-30                                                 8.000         BB+             500               503,410
Triborough Bridge & Tunnel Auth,
 Gen Purpose Rev Ser 1992Y, 01-01-21                                 6.125         A+            1,500             1,766,250
 Gen Purpose Rev Ser 1993, 01-01-21                                  Zero          AAA           1,500               576,255
Trust for Cultural Resources of the City of New York,
 Museum of American Folk Art Rev, 07-01-30                           6.125         A               500               533,625
Ulster TOB Asset Securitization Corp,
 TOB Settlement Rev Asset Backed Bonds, 06-01-40                     Zero          A1            1,000               603,050
Upper Mohawk Valley Regional Water Finance Auth,
 Wtr Sys Rev Cap Apprec, 04-01-22                                    Zero          Aaa           2,230               808,553
Westchester County Healthcare Corp,
 Rev Ref Sr Lien Ser 2000A, 11-01-30                                 6.000         A             1,150             1,218,897
Yonkers Industrial Development Agency,
 Civic Facil Rev Ser 2001A Community Development
 Properties , 02-01-26                                               6.625         BBB-          1,000             1,067,530
 Civic Facil Rev Ser 2001B St. John's Riverside Hosp,
 07-01-31                                                            7.125         BBB-            780               805,147


See notes to
financial statements.


10



STATE, ISSUER, DESCRIPTION,                                          INTEREST      CREDIT          PAR VALUE
MATURITY DATE                                                        RATE          RATING*        (000S OMITTED)       VALUE

Puerto Rico  7.70%                                                                                                $5,055,591
Puerto Rico Aqueduct and Sewer Auth,
 Ref Pars & Inflos Ser 1995 Gtd by the
 Commonwealth of Puerto Rico , 07-01-11                              8.930%#       AAA            $2,000           2,662,500
Puerto Rico Highway & Transportation Auth,
 Trans Rev Ser B, 07-01-26                                           6.000         A               1,000           1,062,090
Puerto Rico Public Building Auth,
 Rev Gtd Govt Facil Ser A, 07-01-12                                  6.250         AAA             1,110           1,331,001
Virgin Islands  3.18%      2,089,088
Virgin Islands Public Finance Auth Rev,
 Rcpts Taxes Ln Ser A, 10-01-24                                      6.500         BBB-              535             582,893
Virgin Islands Public Finance Auth,
 Rev Sub Lien Fund Ln Notes Ser 1998E, 10-01-18                      5.875         BB+             1,500           1,506,195

----------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS  98.47%                                                                                        $64,680,227
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET  1.53%                                                                          $1,005,301
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS  100.00%                                                                                        $65,685,528
----------------------------------------------------------------------------------------------------------------------------

* Credit ratings are unaudited and rated by Standard & Poor's where available, or Moody's Investors Service, Fitch or John Hancock Advisers, Inc. where
  Standard & Poor's are not available.

# Represents rate in effect on August 31, 2001.

  The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.


                                                           See notes to
                                                           financial statements.

                                                                              11


FINANCIAL STATEMENTS

-------------
PORTFOLIO
CONCENTRATION
-------------

August 31, 2001
(unaudited).

This table shows the percentages of the Fund's investments aggregated by various industries.

                                                           VALUE AS A PERCENTAGE
INDUSTRY DISTRIBUTION                                              OF NET ASSETS
--------------------------------------------------------------------------------

General Obligation                                                         4.62%
Revenue Bonds - Authority                                                  9.73
Revenue Bonds - Combined                                                  10.42
Revenue Bonds - Education                                                 14.02
Revenue Bonds - Electric                                                   4.10
Revenue Bonds - Environment                                                1.14
Revenue Bonds - Health                                                    11.27
Revenue Bonds - Highway                                                    1.62
Revenue Bonds - Housing                                                    7.97
Revenue Bonds - Industrial Development                                     9.34
Revenue Bonds - Industrial Revenue                                         2.33
Revenue Bonds - Other                                                      5.27
Revenue Bonds - Parking Garage/Authority                                   1.19
Revenue Bonds - Recreational Facility                                      0.81
Revenue Bonds - Single Family                                              0.79
Revenue Bonds - Transportation                                             6.92
Revenue Bonds - Various Purpose                                            1.65
Revenue Bonds - Water & Sewer                                              5.28
Total tax-exempt long-term bonds                                          98.47%


See notes to
financial statements.

12


FINANCIAL STATEMENTS

-----------
ASSETS AND
LIABILITIES
-----------

August 31, 2001.

This Statement of Assets and Liabilities is the Fund's balance sheet. It shows the value of what the Fund owns, is due and owes. You'll also find the net asset value and the maximum offering price per share.

--------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------
Investments at value (cost $59,563,613)                             $64,680,227
Cash                                                                    917,183
Receivable for shares sold                                              377,285
Interest receivable                                                     816,926
Other assets                                                              4,804
Total assets                                                         66,796,425

--------------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------------------
Payable for investments purchased                                       973,892
Payable for shares repurchased                                           57,135
Dividends payable                                                         5,666
Payable to affiliates                                                    34,344
Other payables and accrued expenses                                      39,860
Total liabilities                                                     1,110,897

--------------------------------------------------------------------------------
NET ASSETS
--------------------------------------------------------------------------------
Capital paid-in                                                      61,027,757
Accumulated net realized loss on investments                           (478,187)
Net unrealized appreciation of investments                            5,116,614
Undistributed net investment income                                      19,344
Net assets                                                          $65,685,528

--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
--------------------------------------------------------------------------------
Based on net asset values and shares outstanding
Class A ($48,242,253 / 3,837,353 shares)                                 $12.57
Class B ($16,877,243 / 1,342,473 shares)                                 $12.57
Class C ($566,032 / 45,024 shares)                                       $12.57

--------------------------------------------------------------------------------
MAXIMUM OFFERING PRICE PER SHARE
--------------------------------------------------------------------------------
Class A1 ($12.57 / 95.5%)                                                $13.16
Class C ($12.57 / 99%)                                                   $12.70

1 On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.


                                                           See notes to
                                                           financial statements.


                                                                              13


FINANCIAL STATEMENTS

----------
OPERATIONS
----------

For the year ended August 31, 2001.

This Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

--------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------
Interest                                                             $3,234,099

Total investment income                                               3,234,099

--------------------------------------------------------------------------------
EXPENSES
--------------------------------------------------------------------------------
Investment management fee                                               282,154
Class A distribution and service fee                                    133,935
Class B distribution and service fee                                    115,232
Class C distribution and service fee                                      2,626
Transfer agent fee                                                       56,418
Custodian fee                                                            53,018
Auditing fee                                                             21,600
Printing                                                                 14,013
Registration and filing fees                                             12,336
Accounting and legal services fee                                        11,214
Trustees' fee                                                             3,036
Miscellaneous                                                             2,628
Interest expense                                                            953
Legal fee                                                                   521

Total expenses                                                          709,684
Less expense reductions                                                 (82,125)

Net expenses                                                            627,559

Net investment income                                                 2,606,540

--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
--------------------------------------------------------------------------------
Net realized gain on investments                                        492,334
Change in unrealized appreciation (depreciation)
 on investments                                                       3,069,578

Net realized and unrealized gain                                      3,561,912

Increase in net assets from operations                               $6,168,452



See notes to
financial statements.

14


FINANCIAL STATEMENTS

                                                      YEAR                 YEAR
                                                      ENDED               ENDED
                                                      8-31-00           8-31-01

--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
--------------------------------------------------------------------------------
From operations
Net investment income                               $2,746,615       $2,606,540
Net realized gain (loss)                              (742,990)         492,334
Change in net unrealized
 appreciation (depreciation)                           859,047        3,069,578

Increase in net assets

 resulting from operations                           2,862,672        6,168,452

Distributions to shareholders
From net investment income
Class A                                             (2,361,927)      (2,132,587)
Class B                                               (381,387)        (463,535)
Class C                                                 (3,316)         (10,418)
                                                    (2,746,630)      (2,606,540)

From fund share transactions                        (5,025,493)      10,283,721

--------------------------------------------------------------------------------
NET ASSETS
--------------------------------------------------------------------------------
Beginning of period                                 56,749,346       51,839,895
End of period1                                     $51,839,895      $65,685,528

1 Includes undistributed net investment income of $19,434 and $19,344, respectively.

----------
CHANGES IN
NET ASSETS
----------

This Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders and any increase or decrease in money shareholders invested in the Fund.

                                                           See notes to
                                                           financial statements.

                                                                              15


----------
FINANCIAL
HIGHLIGHTS
----------

CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.



PERIOD ENDED                           8-31-97      8-31-98      8-31-99     8-31-00      8-31-01
-------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------------
Net asset value,
 beginning of period                    $11.83       $12.25       $12.62      $11.76       $11.82
Net investment income                     0.67        0.661        0.631       0.611        0.581
Net realized and unrealized
 gain (loss) on investments               0.42         0.37        (0.75)       0.06         0.75
Total from investment operations          1.09         1.03        (0.12)       0.67         1.33
Less distributions
From net investment income               (0.67)       (0.66)       (0.63)      (0.61)       (0.58)
From realized gain                          -            -         (0.11)         -            -
In excess of realized gain                  -            -            -2          -            -
                                         (0.67)       (0.66)       (0.74)      (0.61)       (0.58)
Net asset value, end of period          $12.25       $12.62       $11.76      $11.82       $12.57
Total return3,4 (%)                       9.48         8.64        (1.08)       5.95        11.54

-------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------
Net assets, end of period
 (in millions)                             $54          $52          $48         $43          $48
Ratio of expenses
 to average net assets (%)                0.70         0.70         0.70        0.77         0.97
Ratio of adjusted expenses
 to average net assets5 (%)               1.11         1.10         1.08        1.13         1.12
Ratio of net investment income
 to average net assets (%)                5.61         5.26         5.06        5.28         4.77
Portfolio turnover (%)                      46           46           58          63           54


See notes to
financial statements.

16


----------
FINANCIAL
HIGHLIGHTS
----------

CLASS B SHARES



PERIOD ENDED                           8-31-976     8-31-98      8-31-99     8-31-00      8-31-01
-------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------------

Net asset value,
 beginning of period                    $11.99       $12.25       $12.62      $11.76       $11.82
Net investment income                     0.54        0.571        0.541       0.531        0.491
Net realized and unrealized
 gain (loss) on investments               0.26         0.37        (0.75)       0.06         0.75
Total from investment operations          0.80         0.94        (0.21)       0.59         1.24
Less distributions
From net investment income               (0.54)       (0.57)       (0.54)      (0.53)       (0.49)
From realized gain                          -            -         (0.11)         -            -
In excess of realized gain                  -            -            -2          -            -
                                         (0.54)       (0.57)       (0.65)      (0.53)       (0.49)
Net asset value,
 end of period                          $12.25       $12.62       $11.76      $11.82       $12.57
Total return3,4 (%)                       6.82 7       7.88        (1.77)       5.21        10.76

-------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------
Net assets, end of period
 (in millions)                              $2           $6           $8          $8          $17
Ratio of expenses
 to average net assets (%)                1.40 8       1.40         1.40        1.47         1.67
Ratio of adjusted expenses
 to average net assets5 (%)               1.81 8       1.80         1.78        1.83         1.82
Ratio of net investment income
 to average net assets (%)                4.79 8       4.56         4.36        4.58         4.07
Portfolio turnover (%)                      46           46           58          63           54


                                                           See notes to
                                                           financial statements.

                                                                              17


----------
FINANCIAL
HIGHLIGHTS
----------

CLASS C SHARES



PERIOD ENDED                                                     8-31-99 6   8-31-00      8-31-01
-------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------------

Net asset value,
 beginning of period                                              $12.39      $11.76       $11.82
Net investment income1                                              0.22        0.53         0.50
Net realized and unrealized
 gain (loss) on investments                                        (0.63)       0.06         0.75
Total from investment operations                                   (0.41)       0.59         1.25
Less distributions
From net investment income                                         (0.22)      (0.53)       (0.50)
Net asset value, end of period                                    $11.76      $11.82       $12.57
Total return3,4 (%)                                                (3.24)7      5.21        10.77

-------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------
Net assets, end of period
 (in millions)                                                       - 9         - 9           $1
Ratio of expenses
 to average net assets (%)                                          1.40 8      1.47         1.67
Ratio of adjusted expenses
 to average net assets5 (%)                                         1.78 8      1.83         1.82
Ratio of net investment income
 to average net assets (%)                                          4.23 8      4.58         4.07
Portfolio turnover (%)                                                58          63           54


1 Based on the average of the shares outstanding at the end of each month.
2 Less than $0.01 per share.
3 Assumes dividend reinvestment and does not reflect the effect of sales charges.
4 Total returns would have been lower had certain expenses not been reduced during the periods shown.
5 Does not take into consideration expense reductions during the periods shown.
6 Class B and Class C shares began operations on 10-3-96 and 4-1-99, respectively.
7 Not annualized.
8 Annualized.
9 Less than $500,000.


See notes to
financial statements.

NOTE A

Accounting policies

John Hancock New York Tax-Free Income Fund (the "Fund") is a diversified series of John Hancock Tax-Exempt Series Fund, an open-end investment management company registered under the Investment Company Act of 1940. The investment objective of the Fund is to provide as high a level of current income exempt from both federal income taxes and New York personal income taxes as is consistent with preservation of capital.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose

----------
NOTES TO
STATEMENTS
----------
underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Premium and discount on securities

For tax-exempt issues, the Fund amortizes the amount paid in excess of par value on securities purchased from either the date of purchase or date of issue to date of sale, maturity or to next call date, if applicable. The Fund accretes original issue discount from par value on securities purchased from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code. The Fund records market discount on bonds purchased after April 30, 1993 at time of disposition.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permit borrowings up to $500 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The average daily loan balance during the period for which loans were outstanding amounted to $1,308,000, and the weighted average interest rate was 6.31%. Interest expense includes $226 paid under the line of credit. There was no outstanding borrowing under the line of credit on August 31, 2001.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $414,005 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized gains. To the extent that such carryforwards are used by the Fund, no capital gain distributions will be made. The entire amount of the loss carryforward expires on August 31, 2008.

Interest and distributions

Interest income on investment securities is recorded on the accrual basis.

The Fund records distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and transactions with affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.50% of the first $250,000,000 of the Fund's average daily net asset value, (b) 0.45% of the next $250,000,000, (c) 0.425% of the next $500,000,000, (d) 0.40% of the next
$250,000,000 and (e) 0.30% of the Fund's average daily net asset value in excess of $1,250,000,000.

The Adviser had agreed to limit the management fee to 0.80%, 1.50% and 1.50% of the Fund's average daily net assets attributable to Class A, Class B and Class C, respectively. Accordingly, the expense reduction amounted to $48,865 for the year ended August 31, 2001. This limitation was terminated on December 31, 2000.

The Fund has an agreement with its custodian bank under which custodian fees are reduced by balance credits applied during the period. Accordingly, the custody expense reduction amounted to $33,260, or 0.06% of the Fund's average net assets, for the year ended August 31, 2001. If the Fund had not entered into this agreement, the assets not invested, on which these balance credits were earned, could have produced taxable income.

The Fund has Distribution Plans with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940 to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes payments to JH Funds at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets, to reimburse JH Funds for its distribution and service costs. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A and Class C shares are assessed up-front sales charges. During the year ended August 31, 2001, JH Funds received net up-front sales charges of $130,247 with regard to sales of Class A shares. Of this amount, $11,438 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $88,619 was paid as sales commissions to unrelated broker-dealers and $30,190 was paid as sales commissions to sales personnel of Signator Investors, Inc.

("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors. During the year ended August 31, 2001, JH Funds received net up-front sales charges of $4,243 with regard to sales of Class C shares, all of which was paid as sales commissions to unrelated broker-dealers.

Class B shares which are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares which are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B and Class C shares. For the year ended August 31, 2001, CDSCs received by JH Funds amounted to $25,495 for Class B shares and $11,953 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc., an indirect subsidiary of JHLICo. The Fund pays monthly transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses for Class A, Class B and Class C shares. The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year was at an annual rate of 0.02% of the average net assets of the Fund.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compen-sation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C

Fund share transactions

This listing illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.

                                   YEAR ENDED 8-31-00        YEAR ENDED 8-31-01
                                   SHARES      AMOUNT       SHARES       AMOUNT

--------------------------------------------------------------------------------
Class A shares
--------------------------------------------------------------------------------
Sold                               620,896   $7,102,679    853,340  $10,382,507
Distributions reinvested           144,258    1,656,524    121,953    1,480,504
Repurchased                     (1,183,467) (13,568,642)  (817,340)  (9,903,599)
Net increase (decrease)           (418,313) ($4,809,439)   157,953   $1,959,412

--------------------------------------------------------------------------------
CLASS B SHARES
--------------------------------------------------------------------------------
Sold                               392,244   $4,485,400    729,680   $8,898,030
Distributions reinvested            15,325      176,162     16,836      205,225
Repurchased                       (431,377)  (4,905,225)   (99,284)  (1,202,875)
Net increase (decrease)            (23,808)   ($243,663)   647,232   $7,900,380

--------------------------------------------------------------------------------
CLASS C SHARES
--------------------------------------------------------------------------------
Sold                                27,403     $317,193     39,988     $487,811
Distributions reinvested               154        1,769        322        3,938
Repurchased                        (25,206)    (291,353)    (5,651)     (67,820)
Net increase                         2,351      $27,609     34,659     $423,929

--------------------------------------------------------------------------------
 NET INCREASE (DECREASE)          (439,770) ($5,025,493)   839,844   $10,283,721
--------------------------------------------------------------------------------

NOTE D
Investment
transactions

Purchases and proceeds from sales of securities, other than short-term securities and obligations of the U.S. government, during the year ended August 31, 2001, aggregated $40,048,109 and $30,286,506 respectively.

The cost of investments owned at August 31, 2001 for federal income tax purposes was $59,563,613. Gross unrealized appreciation and depreciation of investments aggregated $5,203,701 and $87,087, respectively, resulting in net unrealized appreciation of $5,116,614.

NOTE E
Reclassfication of accounts

During the year ended August 31, 2001, the Fund reclassified amounts to reflect a decrease in accumulated net realized loss on investments of $167, a decrease in undistributed net investment income of $90 and a decrease in capital paid-in of $77. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of August 31, 2001. Additional adjustments may be needed in subsequent reporting periods.

These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America. The calculation of net investment income per share in the financial highlights excludes these adjustments.

NOTE F
Change in accounting principle

The Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Fund will amortize premiums and accrete discounts on debt securities effective September 1, 2001, in accordance with the method required by the Guide. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund but will result in an increase in the cost of investments and a corresponding reduction in unrealized appreciation on investments, based on securities held as of August 31, 2001.

To the Shareholders and Board of Trustees of John Hancock New York Tax-Free Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments (except for Moody's and Standard & Poor's ratings and yields at market), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the John Hancock New York Tax-Free Income Fund (the "Fund") at August 31, 2001, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at August 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
October 11, 2001

---------
AUDITORS'
REPORT
---------

Report of Pricewaterhouse-Coopers LLP, Independent Auditors

-----------
TAX
INFORMATION
-----------

Unaudited.

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund for its taxable year ended August 31, 2001.

None of the 2001 income dividends qualify for the corporate dividends received deduction. Shareholders who are not subject to the alternative minimum tax received income dividends which are 99.87% tax-exempt. The percentage of income dividends from the fund subject to the alternative minimum tax is 8.29%.

None of the income dividends were derived from the U.S. Treasury bills.

For specific information on exception provisions in your state, consult your local state tax officer or your tax adviser.

Shareholders will receive a 2001 U.S. Treasury Department Form 1099-DIV in January 2002. This will reflect the total of all distributions which are taxable for calendar year 2001.

----------
OUR FAMILY
OF FUNDS
----------

--------------------------------------------------------------------------------
Equity            Balanced Fund
                  Core Equity Fund
                  Core Growth Fund
                  Core Value Fund
                  Focused Relative Value Fund
                  Growth Trends Fund
                  Large Cap Growth Fund
                  Large Cap Value Fund
                  Mid Cap Growth Fund
                  Multi Cap Growth Fund
                  Small Cap Growth Fund
                  Small Cap Value Fund
                  Sovereign Investors Fund

Sector            Biotechnology Fund
                  Financial Industries Fund
                  Health Sciences Fund
                  Real Estate Fund
                  Regional Bank Fund
                  Technology Fund

Income            Bond Fund
                  Government Income Fund
                  High Yield Bond Fund
                  Intermediate Government Fund
                  Strategic Income Fund

International     European Equity Fund
                  Global Fund
                  International Fund
                  Pacific Basin Equities Fund

Tax-Free Income   California Tax-Free Income Fund
                  High Yield Tax-Free Fund
                  Massachusetts Tax-Free Income Fund
                  New York Tax-Free Income Fund
                  Tax-Free Bond Fund

Money Market      Money Market Fund
                  U.S. Government Cash Reserve

----------
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DELIVERY
----------

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28

TRUSTEES
Dennis S. Aronowitz*
Richard P. Chapman, Jr.
William J. Cosgrove*
John M. DeCiccio
Richard A. Farrell*
Maureen R. Ford
Gail D. Fosler
William F. Glavin
Dr. John A. Moore
Patti McGill Peterson
John W. Pratt*
*Members of the Audit Committee

OFFICERS
Maureen R. Ford
Chairman, President
and Chief Executive Officer

William L. Braman
Executive Vice President
and Chief Investment Officer

Richard A. Brown
Senior Vice President
and Chief Financial Officer

Susan S. Newton
Senior Vice President
and Secretary

William H. King
Vice President and Treasurer

Thomas H. Connors
Vice President and
Compliance Officer

INVESTMENT ADVISER
John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR
John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

TRANSFER AGENT
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT AUDITORS
PricewaterhouseCoopers LLP
160 Federal Street
Boston, Massachusetts 02110

FOR YOUR
INFORMATION

--------------------------------------------------------------------------------
HOW TO
CONTACT US

On the Internet                     www.jhfunds.com

By regular mail                     John Hancock Signature Services, Inc.
                                    1 John Hancock Way, Suite 1000
                                    Boston, MA 02217-1000

By express mail                     John Hancock Signature Services, Inc.
                                    Attn:  Mutual Fund Image Operations
                                    529 Main Street
                                    Charlestown, MA 02129

Customer service representatives    1-800-225-5291

24-hour automated information       1-800-338-8080

TDD line                            1-800-544-6713
--------------------------------------------------------------------------------

[LOGO]      John Hanccok
         -------------------
         JOHN HANCOCK FUNDS

1-800-225-5291
1-800-544-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com

----------------------------------
Now available: electronic delivery
www.jhancock.com/funds/edelivery
----------------------------------


This report is for the information of the shareholders of the John Hancock New York Tax-Free Income Fund.


                                                                     7600A  8/01
                                                                           10/01

--------------------------------------------------------------------------------


                                  John Hancock

                                  Massachusetts
                                   TAX-FREE INCOME
                                               FUND

------
Annual
Report
------

8.31.01



                        Sign up for electronic delivery at
                        www.jhancock.com/funds/edelivery




[LOGO]    John Hancock
       ------------------
       JOHN HANCOCK FUNDS

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[A photo of Maureen R. Ford, Chairman and Chief Executive Officer, flush left next to first paragraph.]
--------------------------------------------------------------------------------

Table of contents
---------------------
Your fund at a glance
page 1
---------------------
Manager's report
page 2
---------------------
A look at performance
page 6
---------------------
Growth of $10,000
page 7
---------------------
Fund's investments
page 8
---------------------
Financial statements
page 13
---------------------
For your information
page 29
---------------------

Dear Fellow Shareholders,

The U.S. stock market has had a very difficult time so far in 2001, as the economy has slowed to a near standstill and the parade of corporate earnings disappointments has continued. The Federal Reserve aggressively began to attack the economic slowdown with interest-rate cuts totaling three percentage points between January and the end of August.

The Standard & Poor's 500 Index, a leading benchmark of large-cap stocks, lost 13.40% year-to-date through August. Bonds have outperformed stocks overall, producing mostly positive results, as they were the beneficiaries of the rate cuts and investors' search for safety. As we entered September, the stock market remained in turmoil, as investors were trying to get a clearer sense of the timetable for economic and corporate recovery.

Then on September 11, 2001, a terrorist attack of unspeakable horror was launched on the United States. We send our condolences to the victims' families and friends.

Apart from the immediate impact of devastating human loss, the events have understandably raised concerns about the broader repercussions on our country's economy and financial markets. We have great confidence in the United States economy, its financial systems and, above all, its people. Throughout history, they have withstood a range of challenges - from the Great Depression, to wars, natural disasters and global financial turmoil - and have emerged stronger thereafter. We encourage shareholders to keep this longer-term perspective, difficult as it may seem, when making investment decisions in the coming days.

Today, we are seeing the full resources of industry and the U.S. government working to bolster and sustain our systems. Although we expect market volatility in the near term, what remains certain is that the U.S. economic and financial systems are working and resilient. "The American economy is open for business," said Deputy Treasury Secretary Ken Dam the day after the attack. We never had any doubts.

Sincerely,

/s/Maureen R. Ford
------------------
Maureen R. Ford,
Chairman and Chief Executive Officer

-----------
YOUR FUND
AT A GLANCE
-----------

The Fund seeks a high level of current income exempt from federal and Massachusetts personal income taxes, consistent with preservation of capital.

Over the last twelve months

[ ] Municipal bonds rallied on news of falling interest rates.

[ ] The Fund's strong focus on lower-quality credits bolstered performance.

[ ] A timely move to increase the Fund's interest-rate sensitivity paid off as rates fell.

--------------------------------------------------------------------------------
[Bar chart with heading "John Hancock Massachusetts Tax-Free Income Fund". Under the heading is a note that reads "Fund performance for the year ended August 31, 2001." The chart is scaled in increments of 4% with 0% at the bottom and 12% at the top. The first bar represents the 10.44% total return for Class A. The second bar represents the 9.67% total return for Class B. The third bar represents the 9.67% total return for Class C. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested."]
--------------------------------------------------------------------------------

Top 10 holdings

5.1% Route 3 North Transit Improvement Assoc., 6-15-29, 5.375% 4.6% Massachusetts Turnpike Auth., 1-1-23, 5.125%
3.7% Massachusetts Industrial Finance Agency, 12-1-20, 6.750% 3.2% Puerto Rico Aqueduct and Sewer Auth., 7-1-11, 8.930%
2.8% Mass. Water Pollution Abatement Trust, 2-1-31, 5.125% 2.5% Brockton, City of, 6-15-18, 6.125%
2.4% Mass. Development Finance Agency, 5-15-59, 5.450%
2.4% Mass. Development Finance Agency, 11-1-28, 5.450%
2.3% Mass. Industrial Finance Agency, 7-1-05, 6.300%
2.1% Mass. Health and Educ. Facilities Auth., 10-1-26, 5.000%

As a percentage of net assets on August 31, 2001.

      BY DIANNE SALES, CFA, PORTFOLIO MANAGEMENT TEAM LEADER, AND
      BARRY H. EVANS, CFA, AND FRANK A. LUCIBELLA, CFA, PORTFOLIO MANAGERS


John Hancock

Massachusetts Tax-
Free Income Fund

---------
MANAGERS'
REPORT
---------

After suffering under the pressure of higher interest rates in the first half of 2000, the bond market finally turned the corner heading into 2001. Bond prices jumped sharply as the Federal Reserve launched an aggressive campaign of cutting interest rates in an attempt to spur the lackluster U.S. economy. Between January and August, the Fed lowered key short-term interest rates seven times, bringing rates down by a total of three percentage points.

Municipal bonds have been one of the top-performing groups in the bond market's recent turnaround. For much of last year, municipal bonds lagged their taxable counterparts as a shrinking supply of 30-year Treasuries drove prices up and yields down. The tide turned, however, in 2001. With the new tax cut in place, the government has had less money available to reduce the supply of 30-year Treasuries. As a result, municipal bonds have outperformed.

A LOOK AT PERFORMANCE

For the year ended August 31, 2001, John Hancock Massachusetts Tax-Free Income Fund's Class A, Class B and Class C shares returned 10.44%, 9.67% and 9.67% respectively, at net asset value. By comparison, the average Massachusetts municipal bond fund returned 10.02% for the same period, according to Lipper Inc.1 Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. Please see pages six and seven for historical performance information.

"Municipal bonds have been one of the top- performing groups in the bond market's recent turnaround."

--------------------------------------------------------------------------------
[A photo of Team leader Dianne Sales flush right next to first paragraph.]
--------------------------------------------------------------------------------

Shareholders benefited from our strategic decision to increase the Fund's interest-rate sensitivity. After keeping the Fund's duration short for much of 2000, we began to lengthen it toward year end. Duration measures the Fund's sensitivity to interest-rate changes. With a longer duration, the Fund's net asset value was more sensitive to interest-rate changes and our more aggressive interest-rate exposure paid off as the Fed cut rates this year.

Our strong focus on lower-quality credits also bolstered performance. With yields falling and confidence mounting that the Fed's rate cuts would eventually jumpstart the U.S. economy, investors began to search out lower investment-grade credits with more attractive yields. As credit spreads, or the difference in yield between high- and low-grade bonds, began to narrow, lower-quality bonds began to outperform.

MASSACHUSETTS MARKET

We remain optimistic about the outlook for the Massachusetts market. The state's revenues have slowed in the face of the weakening national economy. But because the Massachusetts economy is much more diverse than it was during the last recession, we believe the state is in a better position to weather an economic slowdown. On the fiscal front, the government failed to pass a budget in June. However, we see a silver lining to this budget delay. Officials were much more optimistic about the revenue picture back in June. Three months of steadily declining revenues, however, have forced the budget debate to focus keenly on spending restraints. So we're hopeful that this delay will ultimately result in a much more realistic and responsible budget for the state.

"...we positioned the Fund to take advantage of the expected decline in interest rates."

--------------------------------------------------------------------------------
[Table at top left-hand side of page entitled "Top five sectors." The first listing is Education 20%, the second is Transportation 11%, the third Highway 10%, the fourth Health 10% and the fifth Industrial revenue 8%.]
--------------------------------------------------------------------------------

PORTFOLIO STRATEGY

Early in the fiscal year, we positioned the Fund to respond to the expected decline in interest rates. As discussed above, we increased the portfolio's interest-rate sensitivity by lengthening the Fund's duration. We also continued to add call protection to the portfolio. Call protection guards against a bond's being redeemed by its issuer for a certain period of time. Good call protection is important in a period of falling rates because issuers often try to refinance their bonds at lower rates. If a bond gets "called," investors are forced to reinvest their money in bonds with lower yields. With interest rates falling, the Fund's strong call protection helped protect shareholders' coupon income.

--------------------------------------------------------------------------------
[Pie chart at bottom of page with heading "Portfolio diversification as a percentage of net assets on Aug. 31, 2001." The chart is divided into three sections (from top to left): General obligation bonds 7%, Revenue bonds 89% and Short-term investments and other 4%.]
--------------------------------------------------------------------------------

In more recent months, as municipal bonds have rallied, we've actively taken profits in strong performers and reinvested the proceeds in more attractively structured bonds. We've continued to find opportunities among lower investment-grade issues. As rates continue to come down and the economy begins to recover, we believe these holdings will offer some of the best upside potential and will continue to be major contributors to the Fund's performance.

--------------------------------------------------------------------------------
[Table at top of page entitled "SCORECARD". The header for the left column is "INVESTMENT" and the header for the right column is "RECENT PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is Hospital bonds followed by an up arrow with the phrase "Improved financial trends in health-care industry." The second listing is Zero-coupon bonds followed by an up arrow with the phrase "Added rate sensitivity boosts prices." The third listing is Short-call bonds followed by a down arrow with the phrase "Performance held back by fears of refinancing."]
--------------------------------------------------------------------------------

OUTLOOK

We believe the outlook for municipal bonds remains bright, even after their strong run in the last several months. With the downturn in the equity market, cash has flowed into bonds, as investors have recognized the value of fixed-income assets in their portfolios. The national tax cut has only had a modest impact on municipal bonds, which remain especially attractive in high-tax states like Massachusetts. With the return of investors to the tax-exempt market, demand is likely to remain stronger than supply for the foreseeable future, which should keep municipal bond prices strong.


"With the downturn in the equity market, cash has flowed into bonds..."

As we went to publication with this report, the tragic terrorist attacks on the World Trade Center and the Pentagon had just rocked the nation. Please be assured that we will closely monitor the impact of these events on the financial markets and will act to adjust our investment posture where we see fit, continuing, of course, to focus on fundamentals and to apply in-depth analysis. We are also fully confident that despite any short-term impact, the resiliency of the U.S. people and the economy will outlast the shock of these events.

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

-----------
A LOOK AT
PERFORMANCE
-----------

For the year ended August 31, 2001.

The index used for comparison is the Lehman Brothers Municipal Bond Index, an unmanaged index that includes approximately 8,000 bonds and is commonly used as a measure of bond performance.

It is not possible to invest directly in an index.


                                      Class A     Class B     Class C     Index
Inception date                         9-3-87     10-3-96      4-1-99       -

--------------------------------------------------------------------------------
Average annual returns with maximum sales charge (POP)
--------------------------------------------------------------------------------
One year                                5.44%      4.67%       7.58%     10.19%

Five years                              5.77%        -           -        7.01%

Ten years                               6.50%        -           -        7.22%

Since inception                           -        5.39%       3.94%        -

--------------------------------------------------------------------------------
Cumulative total returns with maximum sales charge (POP)
--------------------------------------------------------------------------------
One year                                5.44%      4.67%       7.58%     10.19%

Five years                             32.40%        -           -       40.35%

Ten years                              87.68%        -           -      100.84%

Since inception                           -       29.41%       9.78%        -

--------------------------------------------------------------------------------
SEC 30-day yield as of August 31, 2001
--------------------------------------------------------------------------------
                                        3.79%      3.27%       3.23%        -


Performance figures assume all distributions were reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 4.50% and Class C shares of 1%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Index figures do not reflect sales charges and would be lower if they did.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please note that a portion of the Fund's income may be subject to taxes, and some investors may be subject to the Alternative Minimum Tax (AMT). Also note that capital gains are taxable.

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future. See the prospectus for details.

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we've shown the same investment in the Lehman Brothers Municipal Bond Index.

--------------------------------------------------------------------------------
Line chart with the heading "GROWTH OF $10,000." Within the chart are three lines. The first line represents the Index and is equal to $20,084 as of August 31, 2001. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Massachusetts Tax-Free Income Fund Class A, before sales charge, and is equal to $19,667 as of August 31, 2001. The third line represents the value of the same hypothetical investment made in the John Hancock Massachusetts Tax-Free Income Fund Class A, after sales charge, and is equal to $18,775 as of August 31, 2001.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                             Class B            Class C1
--------------------------------------------------------------------------------

Inception date                               10-3-96             4-1-99
Without sales charge                         $13,141            $11,093
With maximum sales charge                    $12,941            $10,982
Index                                        $13,841            $11,507

Assuming all distributions were reinvested for the period indicated, the chart above shows the value of a $10,000 investment in the Fund's Class B and Class C shares, respectively, as of August 31, 2001. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

1 No contingent deferred sales charge applicable.

FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned by the Fund on August 31, 2001.

This schedule is divided into two main categories: tax-exempt long-term bonds and short-term investments. Tax-exempt long-term bonds are broken down by state or territory. Under each state or territory is a list of the securities owned by the Fund. Short-term investments, which represent the Fund's cash position, are listed last.



STATE, ISSUER, DESCRIPTION,                                      INTEREST      CREDIT         PAR VALUE
MATURITY DATE                                                    RATE          RATING*      (000S OMITTED)        VALUE

-----------------------------------------------------------------------------------------------------------------------
TAX-EXEMPT LONG-TERM BONDS 96.65%                                                                           $81,088,400
-----------------------------------------------------------------------------------------------------------------------
(Cost $76,126,814)
Massachusetts 89.26%                                                                                        $74,886,240
Boston City Industrial
Development Financing Auth,
 Sewage Facil Rev 1991 Harbor Elec Energy Co
 Proj, 05-15-15                                                  7.375%         BBB              $250           255,682
Boston Water and Sewer Commission,
 Gen Rev 1991 Sr Ser A, 11-01-18                                 7.000          AAA               500           513,715
 Gen Rev 1992 Sr Ser A, 11-01-13                                 5.750          AA-               500           559,735
Brockton, City of,
 State Qualified Municipal Purpose Ln of 1993,
 06-15-18                                                        6.125          A               2,000         2,087,460
Massachusetts Bay Transportation Auth,
 Gen Trans Rev Ser 1997D MBIA IBC, 03-01-27                      5.000          AAA             1,000         1,000,560
 Gen Trans Sys Rev Ref Ser 1994A, 03-01-14                       7.000          AA              1,000         1,238,230
 Rev Assessment Ser 2000A, 07-01-30                              5.250          AAA             1,000         1,020,470
Massachusetts, Commonwealth of,
 GO Consol Ln Ser 2001C, 12-01-19                                5.375          AA-             1,000         1,056,000
Massachusetts Development Finance Agency,
 Concord-Assabet Family Servs Rev Ref, 11-01-28                  6.000          Caa3              965           670,443
 Rev Boston Univ Ser 1999P, 05-15-59                             5.450          BBB+            2,000         2,043,680
 Rev GNMA Coll VOA Concord Ser 2000A, 10-20-41                   6.900          AAA             1,000         1,173,230
 Rev Lasell Village Proj Ser 1998A, 12-01-25                     6.375          BBB-            1,000           872,110
 Rev YMCA Greater Boston Iss, 11-01-19                           5.350          BBB+            1,000           999,690
 Rev YMCA Greater Boston Iss, 11-01-28                           5.450          BBB+            2,000         1,975,820


See notes to
financial statements.

8




STATE, ISSUER, DESCRIPTION,                                      INTEREST      CREDIT         PAR VALUE
MATURITY DATE                                                    RATE          RATING*      (000S OMITTED)        VALUE

Massachusetts  (continued)
Massachusetts Educational Financing Auth,
 Ed Ln Rev Iss D Ser 1991A, 01-01-09                             7.250%         AAA              $260          $265,156
Massachusetts Health and Educational Facilities Auth,
 Rev Boston College Iss Ser J Unref Bal, 07-01-21                6.625          AAA                35            35,800
 Rev Boston College Iss Ser L, 06-01-26                          5.000          AA-             1,500         1,491,450
 Rev Community Colleges Prog Iss Ser A, 10-01-22                 6.600          AAA               250           265,915
 Rev Dana-Farber Cancer Institute Ser G-1, 12-01-22              6.250          A                 500           527,935
 Rev Harvard Univ Iss Ser W, 07-01-35                            6.000          AAA             1,000         1,113,160
 Rev Melrose-Wakefield Hosp Iss Ser B, 07-01-06                  6.350          AAA               500           525,725
 Rev Northeastern Univ Iss Ser E, 10-01-22                       6.550          AAA             1,000         1,058,780
 Rev Partners Healthcare Sys Ser 2001C, 07-01-32                 5.750          AA-             1,000         1,030,660
 Rev Ref Boston College Iss Ser L, 06-01-31                      4.750          AA-             1,000           952,520
 Rev Ref Brandeis Univ Iss Ser J, 10-01-26                       5.000          Aaa             1,750         1,751,295
 Rev Ref Harvard Pilgrim Health Ser A, 07-01-18                  5.000          AAA             1,000         1,009,180
 Rev Ref Univ of Mass Worcester Campus Ser 2001B,
 10-01-31                                                        5.250          AAA             1,500         1,534,125
 Rev Ref Worcester Polytechnic Institute Iss Ser E,
 09-01-17                                                        6.625          AAA               250           265,205
 Rev Simmons College Ser 2000D, 10-01-29                         6.150          AAA             1,000         1,120,750
 Rev South Shore Hosp Ser F, 07-01-29                            5.750          A               1,000         1,018,710
 Rev St Luke's Hosp, 08-15-23                                    8.850#         AAA               500           525,625
 Rev Wheelock College Ser 2000B, 10-01-30                        5.625          Aaa             1,000         1,060,120
Massachusetts Housing Finance Agency,
 Hsg Rev Rental Mtg Ser 2001A, 07-01-30                          5.800          AAA             1,000         1,027,910
 Rev Insured Rental Hsg 1994 Ser A, 07-01-14                     6.600          AAA               960         1,011,552
Massachusetts Industrial Finance Agency,
 Assisted Living Facil Rev Newton Group
Properties LLC Proj, 09-01-27                                    8.000          BB              1,000         1,048,620
 Assisted Living Facil Rev TNG Marina Bay LLC Proj,
 12-01-27                                                        7.500          BB              1,000         1,011,780
 Refusetech Inc Proj, 07-01-05                                   6.300          BBB+            1,825         1,931,909
 Resource Recovery Rev Ref Ogden Haverhill Proj
 Ser 1998A, 12-01-19                                             5.600          BBB             1,000           955,890
 Resource Recovery Rev Ref Ser 1993A
 Rev Assumption College Iss 1996, 07-01-26                       6.000          AAA             1,000         1,071,080
 Rev Dana Hall School Iss, 07-01-17                              5.800          BBB             1,090         1,100,551
 Rev Glenmeadow Retirement Community Ser C,
 02-15-18                                                        8.375          AA              1,000         1,214,580
 Rev St John's High School, 06-01-28                             5.350          BBB+            1,000           969,770
 Rev Wtr Treatment American Hingham Proj,
 12-01-20                                                        6.750          BBB             3,000         3,136,110
 Rev Wtr Treatment American Hingham Proj,
 12-01-29                                                        6.900          BBB             1,310         1,377,491
Massachusetts Municipal Wholesale Electric Co,
 Pwr Supply Sys Rev 1992 Ser B, 07-01-05                         6.750          BBB+              500           524,620
 Pwr Supply Sys Rev 1992 Ser B, 07-01-06                         6.750          BBB+            1,500         1,573,860
 Pwr Supply Sys Rev 1992 Ser B, 07-01-17                         6.750          BBB+              400           417,096
 Pwr Supply Sys Rev 1992 Ser C, 07-01-10                         6.625          AAA             1,000         1,052,150
 Pwr Supply Sys Rev 1993  Reg Inverse Floater,
 07-01-18                                                        7.730#         AAA             1,300         1,365,000


                                                           See notes to
                                                           financial statements.


                                                                               9




STATE, ISSUER, DESCRIPTION,                                      INTEREST      CREDIT         PAR VALUE
MATURITY DATE                                                    RATE          RATING*      (000S OMITTED)        VALUE

Massachusetts  (continued)
Massachusetts Port Auth,
 Rev Ref Ser 1992A, 07-01-23                                     6.000%         AA-            $1,370        $1,423,293
 Rev Ser 1999C, 07-01-29                                         5.750          AA-             1,250         1,344,237
 Rev Special Facil Ser A USAir Proj, 09-01-16                    5.750          AAA             1,000         1,058,960
Massachusetts Turnpike Auth,
 Metro Highway Sys Rev Sr Lien Cap Apprec
 Ser 1997C, 01-01-20                                              Zero          AAA             1,000           398,640
 Metro Highway Sys Rev Sr Ser 1997A, 01-01-23                    5.125          AAA             3,800         3,829,298
Massachusetts Water Pollution Abatement Trust,
 Rev Ref Pool Prog Ser 7, 02-01-31                               5.125          AAA             2,320         2,340,903
 Wtr Poll Abatement Rev Ref Sub New Bedford Prog
Ser A, 02-01-26                                                  4.750          Aaa             1,000           969,040
Massachusetts Water Resource Auth,
 Gen Rev Ref 1993 Ser B, 03-01-17                                5.500          AA                400           411,648
 Gen Rev Ref 1993 Ser B, 03-01-22                                5.000          AA                360           360,256
 Gen Rev Ref 1993 Ser C, 12-01-23                                4.750          AA              1,000           966,590
Nantucket, Town of,
 GO Municipal Purpose Ln of 1991, 12-01-11                       6.800          AAA               450           463,775
Narragansett Regional School District,
 GO Unltd, 06-01-18                                              5.375          Aaa             1,000         1,063,440
Plymouth, County of,
 Cert of Part Correctional Facil Proj, 04-01-22                  5.000          AAA             1,000           998,680
Rail Connections, Inc.,
 Rev Cap Apprec Rte 128 Pkg Ser 1999B, 07-01-18                   Zero          BBB-            1,750           725,900
 Rev Cap Apprec Rte 128 Pkg Ser 1999B, 07-01-19                   Zero          BBB-            2,415           937,841
Route 3 North Transit Improvement Associates,
 Lease Rev, 06-15-29                                             5.375          AAA             4,100         4,240,384
Springfield, City of,
 GO School Proj Ln Act of 1992 Ser B, 09-01-11                   7.100          AA                500           532,340
University of Massachusetts,
 Bldg Auth Facil Rev Gtd Ser 2000A, 11-01-25                     5.125          AAA             1,000         1,012,110
Puerto Rico  7.39%                                                                                            6,202,160
Puerto Rico Aqueduct and Sewer Auth,
 Ref Pars & Inflos Ser 1995 Gtd by the
 Commonwealth of Puerto Rico, 07-01-11                           8.930#         AAA             2,000         2,662,500
Puerto Rico, Commonwealth of,
 GO Pub Imp Inverse Rate Securities Ser 1996,
 07-01-11                                                        8.647#         AAA             1,000         1,331,250
Puerto Rico Highway and Transportation Auth,
 Highway Rev Cap Rites Ser Y, 07-01-14                           6.250          A               1,000         1,197,300
Puerto Rico Public Buildings Auth,
 Rev Gtd Govt Facils Ser 1997B, 07-01-27                         5.000          AAA             1,000         1,011,110


See notes to
financial statements.

10



ISSUER, DESCRIPTION                                         INTEREST        PAR VALUE
MATURITY DATE                                               RATE          (000s OMITTED)       VALUE
----------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS  1.97%                                                             $1,651,000
----------------------------------------------------------------------------------------------------
(Cost $1,651,000)
Joint Repurchase Agreement  1.97%
Investment in a joint repurchase agreement transaction
 with UBS Warburg, Inc. - Dated 08-31-01, due
 09-04-01 (Secured by U.S. Treasury Bond 8.75%,
 due 05-15-20 and U.S. Treasury Note 4.75%,
 due 11-15-08)                                               3.640%           $1,651      $1,651,000

----------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS  98.62%                                                                $82,739,400
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET  1.38%                                                  $1,157,766
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
TOTAL NET ASSETS  100.00%                                                                $83,897,166
----------------------------------------------------------------------------------------------------

* Credit ratings are unaudited and rated by Standard & Poor's where available, or Moody's Investors Service, Fitch or John Hancock Advisers, Inc., where
  Standard & Poor's ratings are not available.

# Represents rate in effect on August 31, 2001.

  The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.


                                                           See notes to
                                                           financial statements.

                                                                              11


FINANCIAL STATEMENTS

-----------------------
PORTFOLIO CONCENTRATION
-----------------------

August 31, 2001
(unaudited).

This table shows the percentages of the Fund's investments aggregated by various industries.

                                                           VALUE AS A PERCENTAGE
INDUSTRY DISTRIBUTION                                              OF NET ASSETS
--------------------------------------------------------------------------------

General Obligation                                                   7.24%
Revenue Bonds - Building                                             1.21
Revenue Bonds - Combined                                             1.18
Revenue Bonds - Correctional Facility                                1.18
Revenue Bonds - Education                                           19.87
Revenue Bonds - Electric                                             5.88
Revenue Bonds - Financial                                            1.40
Revenue Bonds - Health                                               9.74
Revenue Bonds - Highway                                             10.09
Revenue Bonds - Hospital                                             1.21
Revenue Bonds - Housing                                              2.43
Revenue Bonds - Industrial Development                               3.49
Revenue Bonds - Industrial Revenue                                   7.99
Revenue Bonds - Other                                                2.60
Revenue Bonds - Pollution Control                                    2.79
Revenue Bonds - Transportation                                      10.66
Revenue Bonds - Water & Sewer                                        7.69
Total tax-exempt long-term bonds                                   96.65%


See notes to
financial statements.

12


FINANCIAL STATEMENTS

-----------
ASSETS AND
LIABILITIES
-----------

August 31, 2001.

This Statement of Assets and Liabilities is the Fund's balance sheet. It shows the value of what the Fund owns, is due and owes. You'll also find the net asset value and the maximum offering price per share.

--------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------
Investments at value (cost $77,777,814)                             $82,739,400
Cash                                                                        550
Receivable for shares sold                                              124,638
Interest receivable                                                   1,108,704
Other assets                                                              5,029
Total assets                                                         83,978,321

--------------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------------------
Dividends payable                                                         9,204
Payable to affiliates                                                    38,881
Other payables and accrued expenses                                      33,070
Total liabilities                                                        81,155

--------------------------------------------------------------------------------
NET ASSETS
--------------------------------------------------------------------------------
Capital paid-in                                                      79,252,584
Accumulated net realized loss on investments                           (323,728)
Net unrealized appreciation of investments                            4,961,586
Undistributed net investment income                                       6,724
Net assets                                                          $83,897,166

--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
--------------------------------------------------------------------------------
Based on net asset values and shares outstanding
Class A ($63,350,311 / 5,104,923 shares)                                 $12.41
Class B ($18,717,541 / 1,508,305 shares)                                 $12.41
Class C ($1,829,314 / 147,411 shares)                                    $12.41

--------------------------------------------------------------------------------
MAXIMUM OFFERING PRICE PER SHARE
--------------------------------------------------------------------------------
Class A1 ($12.41 / 95.5%)                                                $12.99
Class C ($12.41 / 99%)                                                   $12.54


1 On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.


                                                           See notes to
                                                           financial statements.

                                                                              13


FINANCIAL STATEMENTS

----------
OPERATIONS
----------

For the year ended August 31, 2001.

This Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

--------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------
Interest                                                             $4,662,217

Total investment income                                               4,662,217

--------------------------------------------------------------------------------
EXPENSES
--------------------------------------------------------------------------------
Investment management fee                                               397,475
Class A distribution and service fee                                    185,600
Class B distribution and service fee                                    163,249
Class C distribution and service fee                                     13,034
Transfer agent fee                                                       64,390
Custodian fee                                                            47,858
Auditing fee                                                             21,600
Accounting and legal services fee                                        15,778
Registration and filing fee                                              15,688
Interest expense                                                         10,610
Printing                                                                 10,516
Trustees' fee                                                             4,433
Miscellaneous                                                             3,375
Legal fee                                                                   777

Total expenses                                                          954,383
Less expense reductions                                                 (60,748)

Net expenses                                                            893,635

Net investment income                                                 3,768,582

--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
--------------------------------------------------------------------------------
Net realized gain on investments                                         76,705
Change in unrealized appreciation (depreciation)
 on investments                                                       3,973,440

Net realized and unrealized gain                                      4,050,145

Increase in net assets from operations                               $7,818,727


See notes to
financial statements.

14


FINANCIAL STATEMENTS


                                                        YEAR              YEAR
                                                        ENDED            ENDED
                                                        8-31-00        8-31-01
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
--------------------------------------------------------------------------------
From operations
Net investment income                                $3,766,352      $3,768,582
Net realized gain                                        15,080          76,705
Change in net unrealized
 appreciation (depreciation)                           (242,602)      3,973,440

Increase (decrease) in net assets
 resulting from operations                            3,538,830       7,818,727

Distributions to shareholders
From net investment income
Class A                                              (3,095,916)     (3,032,173)
Class B                                                (640,586)       (682,472)
Class C                                                 (29,850)        (53,937)
                                                     (3,766,352)     (3,768,582)
From fund share transactions                          4,232,682       4,520,091

--------------------------------------------------------------------------------
NET ASSETS
--------------------------------------------------------------------------------
Beginning of period                                  71,321,770      75,326,930
End of period1                                      $75,326,930     $83,897,166


----------
CHANGES IN
NET ASSETS
----------

This Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders and any increase or decrease in money shareholders invested in the Fund.

1 Includes undistributed net investment income of $6,860 and $6,724, respectively.


                                                           See notes to
                                                           financial statements.

                                                                              15


----------
FINANCIAL
HIGHLIGHTS
----------

CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.



PERIOD ENDED                              8-31-97      8-31-98      8-31-99      8-31-00      8-31-01

-----------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------------------
Net asset value,
 beginning of period                       $11.66       $12.12       $12.60       $11.85       $11.80
Net investment income                        0.66        0.661        0.641        0.641        0.591
Net realized and unrealized
 gain (loss) on investments                  0.46         0.48        (0.75)       (0.05)        0.61
Total from investment operations             1.12         1.14        (0.11)        0.59         1.20
Less distributions
From net investment income                  (0.66)       (0.66)       (0.64)       (0.64)       (0.59)
Net asset value, end of period             $12.12       $12.60       $11.85       $11.80       $12.41
Total return2,3 (%)                          9.85         9.66        (0.96)        5.16        10.44

-----------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------
Net assets, end of period
 (in millions)                                $54          $58          $58          $60          $63
Ratio of expenses
 to average net assets (%)                   0.70         0.70         0.70         0.77         0.97
Ratio of adjusted expenses
 to average net assets4 (%)                  1.11         1.10         1.05         1.09         1.05
Ratio of net investment income
 to average net assets (%)                   5.59         5.28         5.16         5.54         4.90
Portfolio turnover (%)                         12            6            6           19           17


See notes to
financial statements.

16


---------
FINANCIAL
HIGHLIGHTS
----------

CLASS B SHARES



PERIOD ENDED                              8-31-975     8-31-98      8-31-99      8-31-00      8-31-01

-----------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------------------
Net asset value,
 beginning of period                       $11.84       $12.12       $12.60       $11.85       $11.80
Net investment income                        0.54        0.571        0.551        0.561        0.511
Net realized and unrealized
gain (loss) on investments                   0.28         0.48        (0.75)       (0.05)        0.61
 Total from investment operations            0.82         1.05        (0.20)        0.51         1.12
Less distributions
From net investment income                  (0.54)       (0.57)       (0.55)       (0.56)       (0.51)
Net asset value, end of period             $12.12       $12.60       $11.85       $11.80       $12.41
Total return2,3 (%)                          7.08 6       8.89        (1.66)        4.43         9.67

-----------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------
Net assets, end of period
 (in millions)                                 $2           $6          $13          $14          $19
Ratio of expenses
 to average net assets (%)                   1.407        1.40         1.40         1.47         1.67
Ratio of adjusted expenses
 to average net assets4 (%)                  1.817        1.80         1.75         1.79         1.75
Ratio of net investment income
 to average net assets (%)                   4.827        4.58         4.46         4.84         4.20
Portfolio turnover (%)                         12            6            6           19           17


                                                           See notes to
                                                           financial statements.

                                                                              17


----------
FINANCIAL
HIGHLIGHTS
----------

CLASS C SHARES



PERIOD ENDED                                                        8-31-995     8-31-00      8-31-01

-----------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                 $12.46       $11.85       $11.80
Net investment income1                                                 0.21         0.56         0.51
Net realized and unrealized
 gain (loss) on investments                                           (0.61)       (0.05)        0.61
Total from investment operations                                      (0.40)        0.51         1.12
Less distributions
From net investment income                                            (0.21)       (0.56)       (0.51)
Net asset value, end of period                                       $11.85       $11.80       $12.41
Total return2,3 (%)                                                   (3.23)6       4.43         9.67

-----------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------
Net assets, end of period
 (in millions)                                                          - 8           $1           $2
Ratio of expenses
 to average net assets (%)                                             1.40 7       1.47         1.67
Ratio of adjusted expenses
 to average net assets4 (%)                                            1.75 7       1.79         1.75
Ratio of net investment income
 to average net assets (%)                                             4.30 7       4.84         4.20
Portfolio turnover (%)                                                    6           19           17

1 Based on the average of the shares outstanding at the end of each month.
2 Assumes dividend reinvestment and does not reflect the effect of sales charges.
3 Total returns would have been lower had certain expenses not been reduced during the periods shown.
4 Does not take into consideration expense reductions during the periods shown.
5 Class B and Class C shares began operations on 10-3-96 and 4-1-99, respectively.
6 Not annualized.
7 Annualized.
8 Less than $500,000.


See notes to
financial statements.

18



----------
NOTES TO
STATEMENTS
----------

NOTE A
Accounting policies

John Hancock Massachusetts Tax-Free Income Fund (the "Fund") is a diversified series of John Hancock Tax-Exempt Series Fund, an open-end investment management company registered under the Investment Company Act of 1940. The investment objective of the Fund is to provide as high a level of current income exempt from both federal income taxes and Massachusetts personal income taxes as is consistent with preservation of capital.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service.
Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees.
Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose


                                                                              19


underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Premium and discount on securities

For tax-exempt issues, the Fund amortizes the amount paid in excess of par value on securities purchased from either the date of purchase or date of issue to date of sale, maturity or to next call date, if applicable. The Fund accretes original issue discount from par value on securities purchased from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code. The Fund records market discount on bonds purchased after April 30, 1993 at time of disposition.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of the expenses are directly identifiable to an individual fund.
Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permit borrowings up to $500 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The average daily loan balance during the period for which loans were outstanding amounted to $3,700,800, and the weighted average interest rate was 4.99%. Interest expense includes $5,063 paid under the line of credit. There was no outstanding borrowing under the line of credit on August 31, 2001.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders.
Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $296,137 of capital loss carryforwards available, to the extent provided by regulations, to offset future net realized capital gains. To the extent such carryforwards are used by the Fund, no capital gains distributions will be made. The carryforwards expire as follows: August 31, 2004
- $101,732, August 31, 2005 - $6,645 and August 31, 2008 - $187,760.

Interest and distributions

Interest income on investment securities is recorded on the accrual basis.


20


The Fund records distributions to shareholders from net investment income and realized gains on the ex- dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B

Management fee and transactions with affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.500% of the first
$250,000,000 of the Fund's average daily net asset value, (b) 0.450% of the next
$250,000,000, (c) 0.425% of the next $500,000,000 and (d) 0.400% of the next
$250,000,000 and (e) 0.300% of the Fund's average daily net asset value in excess of $1,250,000,000.

The Adviser had agreed to limit the management fee to 0.80%, 1.50% and 1.50% of the Fund's average daily net assets attributable to Class A, Class B and Class
C, respectively. Accordingly, the reduction in the management fee amounted to $60,748 for the year ended August 31, 2001. This limitation was terminated on December 31, 2000.

The Fund has Distribution Plans with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940 to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes payments to JH Funds at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets, to reimburse JH Funds for its distribution and service costs. A maximum of 0.25% of such 12b-1 fee payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A and Class C shares are assessed up-front sales charges. During the year ended August 31, 2001, JH Funds received net up-front sales charges of $162,000 with regard to sales of Class A shares. Of this amount, $21,473 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $79,015 was paid as sales commissions to unrelated broker-dealers and $61,512 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors. During the year ended August 31, 2001, JH
Funds received net up-front sales charges of $8,765 with regard to sales of Class C shares. Of this amount, $8,061 was paid as sales commissions to unrelated broker-dealers and


                                                                              21


$704 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares which are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares which are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B and Class C shares. For the year ended August 31, 2001, CDSCs received by JH
Funds amounted to $44,592 for Class B shares and $250 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc., an indirect subsidiary of JHLICo. The Fund pays monthly transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses for Class A, Class B and Class C shares. The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year was at an annual rate of 0.02% of the average net assets of the Fund.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated
Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred
Compensation Plan investments had no impact on the operations of the Fund.


22


NOTE C

Fund share transactions

This listing illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.

                                        YEAR ENDED 8-31-00             YEAR ENDED 8-31-01
                                     SHARES         AMOUNT          SHARES         AMOUNT


------------------------------------------------------------------------------------------
Class A shares
------------------------------------------------------------------------------------------
Sold                                938,760    $10,779,775          830,284     $9,980,780
Distributions reinvested            177,146      2,043,098          166,253      1,998,557
Repurchased                        (923,589)   (10,628,251)        (993,080)   (11,927,526)
Net increase                        192,317     $2,194,622            3,457        $51,811

------------------------------------------------------------------------------------------
CLASS B SHARES
------------------------------------------------------------------------------------------
Sold                                293,396     $3,395,910          443,801     $5,326,941
Distributions reinvested             29,933        345,237           32,633        392,784
Repurchased                        (212,510)    (2,446,642)        (173,172)    (2,077,606)
Net increase                        110,819     $1,294,505          303,262     $3,642,119

------------------------------------------------------------------------------------------
CLASS C SHARES
------------------------------------------------------------------------------------------
Sold                                 66,039       $766,432           69,788       $843,041
Distributions reinvested                165          1,917            1,460         17,625
Repurchased                          (2,178)       (24,794)          (2,852)       (34,505)
Net increase                         64,026       $743,555           68,396       $826,161

------------------------------------------------------------------------------------------
NET INCREASE                        367,162     $4,232,682          375,115     $4,520,091
------------------------------------------------------------------------------------------

NOTE D

Investment transactions

Purchases and proceeds from sales of securities, other than short-term securities and obligations of the U.S. government, during the year ended August 31, 2001, aggregated $17,780,583 and $12,877,563 respectively. The cost of investments owned at August 31, 2001 (including short-term investments) for federal income tax purposes was $77,777,814. Gross unrealized appreciation and depreciation of investments aggregated $5,434,289 and $472,703, respectively, resulting in net unrealized appreciation of $4,961,586.

NOTE E

Reclassification of accounts

During the year ended August 31, 2001, the Fund has reclassified amounts to reflect a decrease in accumulated net realized loss on investments of $246, a decrease in undistributed net investment income of $136 and a decrease in capital paid-in of $110. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary difference, as of August 31, 2001. Additional adjustments may be needed in subsequent reporting periods.

These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America. The calculation of net investment income (loss) per share in the financial highlights excludes these adjustments.

NOTE F

Change in accounting principle

The Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Fund will amortize premiums and accrete discounts on debt securities effective September 1, 2001, in accordance with the method required by the Guide. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund but will result in an increase in the cost of investments and a corresponding reduction in unrealized appreciation on investments, based on securities held as of August 31, 2001.

To the Shareholders and Board of Trustees of John Hancock Massachusetts Tax-Free Income Fund,

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments (except for Moody's and Standard & Poor's ratings and yields at market), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the John Hancock Massachusetts Tax-Free Income Fund (the "Fund") at August 31, 2001, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at August 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
October 11, 2001

---------
AUDITORS'
REPORT
---------

Report of Pricewaterhouse-Coopers LLP, Independent Auditors

-----------
TAX
INFORMATION
-----------

Unaudited.

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund for its fiscal year ended August 31, 2001.

None of the 2001 income dividends qualify for the corporate dividends-received deduction. Shareholders who are not subject to the alternative minimum tax received income dividends which are 98.30% tax-exempt. The percentage of income dividends from the Fund subject to the alternative minimum tax is 15.90%.

None of the income dividends were derived from U.S. Treasury bills.

For specific information on exception provisions in your state, consult your local state tax office or your tax adviser.

Shareholders will receive a 2001 U.S. Treasury Department Form 1099-DIV in January 2002. This will reflect the total of all distributions which are taxable for calendar year 2001.

--------------------------------------------------------------------------------
Equity            Balanced Fund
                  Core Equity Fund
                  Core Growth Fund
                  Core Value Fund
                  Focused Relative Value Fund
                  Growth Trends Fund
                  Large Cap Growth Fund
                  Large Cap Value Fund
                  Mid Cap Growth Fund
                  Multi Cap Growth Fund
                  Small Cap Growth Fund
                  Small Cap Value Fund
                  Sovereign Investors Fund

Sector            Biotechnology Fund
                  Financial Industries Fund
                  Health Sciences Fund
                  Real Estate Fund
                  Regional Bank Fund
                  Technology Fund

Income            Bond Fund
                  Government Income Fund
                  High Yield Bond Fund
                  Intermediate Government Fund
                  Strategic Income Fund

International     European Equity Fund
                  Global Fund
                  International Fund
                  Pacific Basin Equities Fund

Tax-Free Income   California Tax-Free Income Fund
                  High Yield Tax-Free Fund
                  Massachusetts Tax-Free Income Fund
                  New York Tax-Free Income Fund
                  Tax-Free Bond Fund

Money Market      Money Market Fund
                  U.S. Government Cash Reserve

--------------------------------------------------------------------------------

----------
OUR FAMILY
OF FUNDS
----------

----------
ELECTRONIC
DELIVERY
----------

Now available from John Hancock Funds.

Instead of receiving annual and semiannual reports and prospectuses through the U.S. mail, we'll notify you by e-mail when these documents are available for online viewing.

How does electronic delivery benefit you?

[ ] No more waiting for the mail to arrive; you'll receive an e-mail notification as soon as the document is ready for online viewing.

[ ] Reduces the amount of paper mail you receive from John Hancock Funds.

[ ] Reduces costs associated with printing and mailing.

Sign up for electronic delivery today at www.jhancock.com/funds/edelivery

TRUSTEES
Dennis S. Aronowitz*
Richard P. Chapman, Jr.
William J. Cosgrove*
John M. DeCiccio
Richard A. Farrell*
Maureen R. Ford
Gail D. Fosler
William F. Glavin
Dr. John A. Moore
Patti McGill Peterson
John W. Pratt*
*Members of the Audit Committee

OFFICERS
Maureen R. Ford
Chairman, President
and Chief Executive Officer

William L. Braman
Executive Vice President
and Chief Investment Officer

Richard A. Brown
Senior Vice President
and Chief Financial Officer

Susan S. Newton
Senior Vice President
and Secretary

William H. King
Vice President and Treasurer

Thomas H. Connors
Vice President and
Compliance Officer

INVESTMENT ADVISER
John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR
John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

TRANSFER AGENT
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT AUDITORS
PricewaterhouseCoopers LLP
160 Federal Street
Boston, Massachusetts 02110

-----------
FOR YOUR
INFORMATION
-----------


--------------------------------------------------------------------------------
HOW TO
CONTACT US


On the Internet                     www.jhfunds.com
By regular mail                     John Hancock Signature Services, Inc.
                                    1 John Hancock Way, Suite 1000
                                    Boston, MA 02217-1000

By express mail                     John Hancock Signature Services, Inc.
                                    Attn:  Mutual Fund Image Operations
                                    529 Main Street
                                    Charlestown, MA 02129

Customer service representatives    1-800-225-5291

24-hour automated information       1-800-338-8080

TDD line                            1-800-544-6713

--------------------------------------------------------------------------------

[LOGO]     John Hancock
        ------------------
        JOHN HANCOCK FUNDS

 1-800-225-5291
 1-800-544-6713 (TDD)
 1-800-338-8080 EASI-Line

 www.jhfunds.com


----------------------------------
Now available: electronic delivery
www.jhancock.com/funds/edelivery
----------------------------------

This report is for the information of the shareholders of the John Hancock Massachusetts Tax-Free Income Fund.

                                                                     7700A  8/01
                                                                           10/01